Exhibit 24(a)

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ John S. Chen

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Susan E. Engel

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Enrique Hernandez, Jr.

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Robert L. Joss

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Richard M. Kovacevich

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Richard D. McCormick

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Cynthia H. Milligan

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Nicholas G. Moore

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Philip J. Quigley

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Donald B. Rice

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ John G. Stumpf

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company, in an aggregate amount not to exceed $25,000,000,000, proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of October, 2008.

/s/ Stephen W. Sanger